UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 26, 2013

SOURCEFIRE, INC.

(Exact name of registrant as specified in its charter)

1-33350	Delaware	52-2289365
(Commission File Number)	(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

9770 Patuxent Woods Drive

Columbia, Maryland 21046

(Address of principal executive offices)

Registrant’s telephone number, including area code: (410) 290-1616

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

A copy of an e-mail message from Thomas McDonough to the employees of Sourcefire, Inc. (the “Company”), dated September 26, 2013, regarding the proposed acquisition of the Company (the “Merger”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) between the Company, Cisco Systems, Inc., a California corporation (“Parent”), and Shasta Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where You Can Find It:

In connection with the proposed acquisition by Cisco Systems, Inc. (“Parent”) of Sourcefire, Inc. (the “Company”) pursuant to the terms of an Agreement and Plan of Merger by and among the Company, Parent, and a wholly-owned subsidiary of Parent, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on September 9, 2013. Investors are urged to read the definitive proxy statement (including all amendments and supplements) because it contains important information. Investors may obtain free copies of the definitive proxy statement, as well as other filings containing information about the Company, without charge, at the SEC’s Internet site (http://www.sec.gov). These documents may also be obtained for free from the Company’s Investor Relations web site (http://investor.sourcefire.com/) or by directing a request to the Company at: Sourcefire, Inc., 9770 Patuxent Woods Drive, Columbia, MD 21046.

The Company and its officers and directors and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the acquisition. Information about the Company’s executive officers and directors is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 24, 2013. Investors may obtain more detailed information regarding the direct and indirect interests of the Company and its respective executive officers and directors in the acquisition by reading the definitive proxy statement filed with the SEC on September 9, 2013.

Forward Looking Statements:

This written communication contains forward-looking statements that involve risks and uncertainties concerning Parent’s proposed acquisition of the Company, the Company’s expected financial performance, as well as the Company’s strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed; the reaction of our customers to the transaction; general economic conditions; the possibility that the Company may be unable to obtain stockholder approval as required for the transaction or that the other conditions to the closing of the transaction may not be satisfied; the transaction may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreement. In addition, please refer to the documents that Parent and the Company file with the SEC on Forms 10-K, 10-Q and 8-K. The filings by the Company identify and address other important factors that could cause its financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. The Company is under no duty to update any of the forward-looking statements after the date of this written communication to conform to actual results.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	E-mail from Thomas McDonough to Sourcefire, Inc. Employees, dated September 26, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sourcefire, Inc.

September 26, 2013	By:	/s/ Douglas W. McNitt
	Name:	Douglas W. McNitt

	Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	E-mail from Thomas McDonough to Sourcefire, Inc. Employees, dated September 26, 2013